Exhibit 99.2

Quarterly Financial Supplement
For the Period Ended March 31, 2011

(NYSE: NFP)

Investor Relations Contact:
Abbe F. Goldstein, CFA
(212) 301-4011
ir@nfp.com

This Quarterly Financial Supplement (“QFS”) includes historical and forward-looking non-GAAP financial measures called cash earnings, cash earnings per diluted share, Adjusted EBITDA, adjusted income before management fees, management fees (excluding the accelerated vesting of certain RSUs), and percentages or calculations using these measures.  The Company believes these non-GAAP financial measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP.  Cash earnings is defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest expense and the after-tax impact of certain non-recurring items.  Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated.  Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively.  Adjusted EBITDA is defined as net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, the pre-tax impact of the accelerated vesting of certain RSUs and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations. Adjusted EBITDA should not be viewed as a substitute for net income.  Adjusted income before management fees is defined as income before management fees excluding corporate income.  Adjusted income before management fees should not be viewed as a substitute for income from operations.  Management fees (excluding accelerated vesting of certain RSUs) shows management fees without the one-time impact of the accelerated vesting of certain RSUs on September 17, 2010.  Management fees (excluding the accelerated vesting of certain RSUs) should not be viewed as a substitute for management fees.  A reconciliation of these non-GAAP financial measures to their GAAP counterparts is provided in this QFS, which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.

Forward-Looking Statements

This QFS contains statements which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "anticipate," "expect," "intend," "plan," "believe," "estimate," "may," "project," "will," "continue" and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and the Company’s operations or strategy.  These forward-looking statements are based on management’s current views with respect to future results. Forward-looking statements are based on beliefs and assumptions made by management using currently-available information, such as market and industry materials, experts’ reports and opinions, and current financial trends. These statements are only predictions and are not guarantees of future performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by a forward-looking statement. These risks and uncertainties include, without limitation: (1) NFP’s ability, through its operating structure, to respond quickly to operational, financial or regulatory situations impacting its businesses; (2) the ability of the Company’s businesses to perform successfully following acquisition, including through cross-selling initiatives, and NFP’s ability to manage its business effectively and profitably through its principals and the Company’s reportable segments; (3) any losses that NFP may take with respect to dispositions, restructures or otherwise; (4) an economic environment that results in fewer sales of financial products or services; (5) the impact of the adoption or change in interpretation of certain accounting treatments or policies and changes in underlying assumptions relating to such treatments or policies, which may lead to adverse financial statement results; (6) NFP’s success in acquiring and retaining high-quality independent financial services businesses; (7) the effectiveness or financial impact of NFP’s incentive plans; (8) changes that adversely affect NFP’s ability to manage its indebtedness or capital structure, including changes in interest rates or credit market conditions; (9) adverse developments in the Company’s markets, such as those related to compensation agreements with insurance companies or activities within the life settlements industry, which could result in decreased sales of financial products or services; (10) NFP’s ability to operate effectively within the restrictive covenants of its credit facility; (11) adverse results or other consequences from litigation, arbitration, settlements, regulatory investigations or compliance initiatives, including those related to business practices, compensation agreements with insurance companies, policy rescissions or chargebacks or activities within the life settlements industry; (12) the impact of capital markets behavior, such as fluctuations in the price of NFP’s common stock, the dilutive impact of capital raising efforts or the impact of refinancing transactions; (13) the impact of legislation or regulations on NFP’s businesses, such as the possible adoption of exclusive federal regulation over interstate insurers, the uncertain impact of legislation regulating the financial services industry, such as the recent Dodd-Frank Wall Street Reform and Consumer Protection Act, the impact of newly-adopted healthcare legislation and resulting changes in business practices, or changes in regulations affecting the value or use of benefits programs, any of which may adversely affect the demand for or profitability of the Company’s services; (14) developments in the availability, pricing, design, tax treatment, or underwriting of insurance products, revisions in mortality tables by life expectancy underwriters or changes in the Company’s relationships with insurance companies; (15) changes in premiums and commission rates or the rates of other fees paid to the Company’s businesses; (16) the reduction of the Company’s revenue and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements and the adoption of internal initiatives to enhance compensation transparency, including the transparency of fees paid for life settlements transactions; (17) the occurrence of adverse economic conditions or an adverse regulatory climate in New York, Florida or California; (18) the loss of services of key members of senior management; (19) the Company’s ability to compete against competitors with greater resources, such as those with greater name recognition; and (20) the Company’s ability to effect smooth succession planning.

Additional factors are set forth in NFP’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC on February 10, 2011.

Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS - CONSOLIDATED
(Unaudited - in thousands)

FOR QUARTERLY PERIODS	For the Three Months Ended
	March 31,	March 31,
	2011	2010
Revenue:
Commissions and fees	$233,264	$225,273

Operating expenses:
Commissions and fees	79,098	68,306
Compensation expense	66,889	65,268
Non-compensation expense	38,625	40,449
Management fees	24,619	23,650
Amortization of intangibles	7,962	8,338
Depreciation	3,077	3,006
Impairment of goodwill and intangible assets	—	2,901
Gain on sale of business, net	—	(2,231)
Total operating expenses	220,270	209,687

Income from operations	12,994	15,586

Non-operating income and expenses
Interest income	974	888
Interest expense	(3,771)	(4,579)
Gain on early extinguishment of debt	—	—
Other, net	3,187	658
Non-operating income and expenses, net	390	(3,033)
Income before income taxes	13,384	12,553

Income tax expense	6,508	5,563
Net Income	$6,876	$6,990

Cash Earnings Reconciliation
GAAP net income	$6,876	$6,990
Amortization of intangibles	7,962	8,338
Depreciation	3,077	3,006
Impairment of goodwill and intangible assets	—	2,901
Tax benefit of impairment of goodwill and intangible assets	—	(1,118)
Non-cash interest, net of tax	631	1,866
Accelerated vesting of certain RSUs, net of tax	—	—
Gain on early extinguishment of debt, net of tax	—	—
Cash earnings	$18,546	$21,983

Adjusted EBITDA Reconciliation
GAAP net income	$6,876	$6,990
Income tax expense	6,508	5,563
Interest income	(974)	(888)
Interest expense	3,771	4,579
Gain on early extinguishment of debt	—	—
Other, net	(3,187)	(658)
Income from operations	12,994	15,586
Amortization of intangibles	7,962	8,338
Depreciation	3,077	3,006
Impairment of goodwill and intangible assets	—	2,901
Gain on sale of business, net	—	(2,231)
Accelerated vesting of certain RSUs	—	—
Adjusted EBITDA	$24,033	$27,600
Adjusted EBITDA as a % of revenue	10.3%	12.3%

Calculation of Management Fees %
Income from operations	$12,994	$15,586
Basic management fees	23,378	22,938
Principal Incentive Plan (PIP) management fees	436	(3,098)
Stock-based compensation management fees	30	1,323
Accelerated vesting of certain RSUs	—	—
Incentive and other management fees	775	2,487
Total management fees	24,619	23,650
Amortization of intangibles	7,962	8,338
Depreciation	3,077	3,006
Impairment of goodwill and intangible assets	—	2,901
Gain on sale of business, net	—	(2,231)
Income before management fees	48,652	51,250
Corporate income	9,958	8,882
Adjusted income before management fees	$58,610	$60,132

Basic management fees as % of adjusted income before management fees	39.9%	38.1%

Total management fees as % of adjusted income before management fees	42.0%	39.3%

Total management fees (excluding accelerated vesting of certain RSUs)	$24,619	$23,650

Total management fees (excluding accelerated vesting of certain RSUs) as % of adjusted income before management fees	42.0%	39.3%

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR QUARTERLY PERIODS - CORPORATE CLIENT GROUP
(Unaudited - in thousands)

FOR QUARTERLY PERIODS	For the Three Months Ended
	March 31,	March 31,
	2011	2010
Revenue:
Commissions and fees	$95,550	$95,247

Operating expenses:
Commissions and fees	10,995	7,963
Compensation expense	33,915	33,096
Non-compensation expense	18,136	19,596
Management fees	14,513	15,126
Amortization of intangibles	5,151	5,348
Depreciation	1,624	1,559
Impairment of goodwill and intangible assets	—	1,931
Gain on sale of business, net	—	(1,321)
Total operating expenses	84,334	83,298

Income from operations	$11,216	$11,949

Adjusted EBITDA Reconciliation
Income from operations	$11,216	$11,949
Amortization of intangibles	5,151	5,348
Depreciation	1,624	1,559
Impairment of goodwill and intangible assets	—	1,931
Gain on sale of business, net	—	(1,321)
Accelerated vesting of certain RSUs	—	—
Adjusted EBITDA	$17,991	$19,466
Adjusted EBITDA as a % of revenue	18.8%	20.4%

Calculation of Management Fees %
Income from operations	$11,216	$11,949
Basic management fees	13,416	13,676
Principal Incentive Plan (PIP) management fees	382	(483)
Stock-based compensation management fees	—	798
Accelerated vesting of certain RSUs	—	—
Incentive and other management fees	715	1,135
Total management fees	14,513	15,126
Amortization of intangibles	5,151	5,348
Depreciation	1,624	1,559
Impairment of goodwill and intangible assets	—	1,931
Gain on sale of business, net	—	(1,321)
Income before management fees	32,504	34,592
Corporate income	7,125	6,541
Adjusted income before management fees	$39,629	$41,133

Basic management fees as % of adjusted income before management fees	33.9%	33.2%

Total management fees as % of adjusted income before management fees	36.6%	36.8%

Total management fees (excluding accelerated vesting of certain RSUs)	$14,513	$15,126

Total management fees (excluding accelerated vesting of certain RSUs) as % of adjusted income before management fees	36.6%	36.8%

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR QUARTERLY PERIODS - INDIVIDUAL CLIENT GROUP
(Unaudited - in thousands)
FOR QUARTERLY PERIODS	For the Three Months Ended
	March 31,	March 31,
	2011	2010
Revenue:
Commissions and fees	$77,753	$78,694

Operating expenses:
Commissions and fees	18,390	18,372
Compensation expense	28,960	28,242
Non-compensation expense	17,016	17,455
Management fees	10,106	8,524
Amortization of intangibles	2,811	2,990
Depreciation	1,155	1,125
Impairment of goodwill and intangible assets	—	970
Gain on sale of business, net	—	(910)
Total operating expenses	78,438	76,768

(Loss) income from operations	$(685)	$1,926

Adjusted EBITDA Reconciliation
(Loss) income from operations	$(685)	$1,926
Amortization of intangibles	2,811	2,990
Depreciation	1,155	1,125
Impairment of goodwill and intangible assets	—	970
Gain on sale of business, net	—	(910)
Accelerated vesting of certain RSUs	—	—
Adjusted EBITDA	$3,281	$6,101
Adjusted EBITDA as a % of revenue	4.2%	7.8%

Calculation of Management Fees %
(Loss) income from operations	$(685)	$1,926
Basic management fees	9,962	9,262
Principal Incentive Plan (PIP) management fees	54	(2,615)
Stock-based compensation management fees	30	525
Accelerated vesting of certain RSUs	—	—
Incentive and other management fees	60	1,352
Total management fees	10,106	8,524
Amortization of intangibles	2,811	2,990
Depreciation	1,155	1,125
Impairment of goodwill and intangible assets	—	970
Gain on sale of business, net	—	(910)
Income before management fees	13,387	14,625
Corporate income	5,594	4,374
Adjusted income before management fees	$18,981	$18,999

Basic management fees as % of adjusted income before management fees	52.5%	48.7%

Total management fees as % of adjusted income before management fees	53.2%	44.9%

Total management fees (excluding accelerated vesting of certain RSUs)	$10,106	$8,524

Total management fees (excluding accelerated vesting of certain RSUs) as % of adjusted income before management fees	53.2%	44.9%

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR QUARTERLY PERIODS - ADVISOR SERVICES GROUP
(Unaudited - in thousands)
FOR QUARTERLY PERIODS	For the Three Months Ended
	March 31,	March 31,
	2011	2010
Revenue:
Commissions and fees	$59,961	$51,332

Operating expenses:
Commissions and fees	49,713	41,971
Compensation expense	4,014	3,930
Non-compensation expense	3,473	3,398
Management fees	—	—
Amortization of intangibles	—	—
Depreciation	298	322
Impairment of goodwill and intangible assets	—	—
Gain on sale of business, net	—	—
Total operating expenses	57,498	49,621

Income from operations	$2,463	$1,711

Adjusted EBITDA Reconciliation
Income from operations	$2,463	$1,711
Amortization of intangibles	—	—
Depreciation	298	322
Impairment of goodwill and intangible assets	—	—
Gain on sale of business, net	—	—
Accelerated vesting of certain RSUs	—	—
Adjusted EBITDA	$2,761	$2,033
Adjusted EBITDA as a % of revenue	4.6%	4.0%

Calculation of Management Fees %
Income from operations	$2,463	$1,711
Basic management fees	—	—
Principal Incentive Plan (PIP) management fees	—	—
Stock-based compensation management fees	—	—
Accelerated vesting of certain RSUs	—	—
Incentive and other management fees	—	—
Total management fees	—	—
Amortization of intangibles	—	—
Depreciation	298	322
Impairment of goodwill and intangible assets	—	—
Gain on sale of business, net	—	—
Income before management fees	2,761	2,033
Corporate income (1)	(2,761)	(2,033)
Adjusted income before management fees	$—	$—

Basic management fees as % of adjusted income before management fees	NM	NM

Total management fees as % of adjusted income before management fees	NM	NM

Total management fees (excluding accelerated vesting of certain RSUs)	$—	$—

Total management fees (excluding accelerated vesting of certain RSUs) as % of adjusted income before management fees	NM	NM

NM indicates metric not meaningful
(1) Represents non-management fee generating income

CONDENSED STATEMENTS OF OPERATIONS, ADJUSTED EBITDA AND ORGANIC REVENUE GROWTH
(Unaudited - dollars in thousands)

FOR QUARTERLY PERIODS
	Corporate Client Group		Individual Client Group		Advisor Services Group		Total
	For the Three Months Ended		For the Three Months Ended		For the Three Months Ended		For the Three Months Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2011	2010	2011	2010	2011	2010	2011	2010
Revenue:
Commissions and fees	$95,550	$95,247	$77,753	$78,694	$59,961	$51,332	$233,264	$225,273

Operating expenses:
Commissions and fees	10,995	7,963	18,390	18,372	49,713	41,971	79,098	68,306
Compensation expense	33,915	33,096	28,960	28,242	4,014	3,930	66,889	65,268
Non-compensation expense	18,136	19,596	17,016	17,455	3,473	3,398	38,625	40,449
Management fees	14,513	15,126	10,106	8,524	—	—	24,619	23,650
Amortization of intangibles	5,151	5,348	2,811	2,990	—	—	7,962	8,338
Depreciation	1,624	1,559	1,155	1,125	298	322	3,077	3,006
Impairment of goodwill and intangible assets	—	1,931	—	970	—	—	—	2,901
Gain on sale of business, net	—	(1,321)	—	(910)	—	—	—	(2,231)
Total operating expenses	84,334	83,298	78,438	76,768	57,498	49,621	220,270	209,687

Income (loss) from operations	$11,216	$11,949	$(685)	$1,926	$2,463	$1,711	$12,994	$15,586

	For the Three Months Ended
	March 31,		March 31,
	2011		2010
Revenue
Corporate Client Group	$95,550	41.0%	$95,247	42.3%
Individual Client Group	77,753	33.3%	78,694	34.9%
Advisor Services Group	59,961	25.7%	51,332	22.8%
Consolidated	$233,264	100.0%	$225,273	100.0%

Adjusted EBITDA (1)
Corporate Client Group	$17,991	74.9%	$19,466	70.5%
Individual Client Group	3,281	13.7%	6,101	22.1%
Advisor Services Group	2,761	11.4%	2,033	7.4%
Consolidated	$24,033	100.0%	$27,600	100.0%

	For the Three Months Ended
	March 31,	March 31,
	2011	2010
Organic revenue growth
Corporate Client Group	2.4%	5.7%
Individual Client Group	0.6%	1.6%
Advisor Services Group	16.8%	8.5%
Consolidated	5.1%	4.9%

(1)
The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense, interest income, interest expense, gain on early extinguishment of debt and other, net.  These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.

CORPORATE OVERVIEW
(Unaudited - dollars in thousands, except per share data)
	At or for the Three Months Ended
	March 31,	March 31,
	2011	2010

GAAP net income	$6,876	$6,990
Amortization of intangibles	7,962	8,338
Depreciation	3,077	3,006
Impairment of goodwill and intangible assets	—	2,901
Tax benefit of impairment of goodwill and intangible assets	—	(1,118)
Non-cash interest, net of tax	631	1,866
Accelerated vesting RSUs, net of tax	—	—
Gain on debt, net of tax	—	—
Cash earnings	$18,546	$21,983

GAAP net income per share - diluted	$0.15	$0.16
Amortization of intangibles	0.18	0.19
Depreciation	0.07	0.07
Impairment of goodwill and intangible assets	—	0.07
Tax benefit of impairment of goodwill and intangible assets	—	(0.03)
Non-cash interest, net of tax	0.01	0.04
Accelerated vesting RSUs, net of tax	—	—
Gain on debt, net of tax	—	—
Impact of diluted shares on cash earnings not reflected in GAAP net loss per share - diluted (1)	—	—
Cash earnings per share - diluted (2)	$0.41	$0.50

Shares outstanding, beginning of period	43,502	41,363
Common shares issued for acquisitions during period	—	—
Common shares issued for contingent consideration and escrow during period	—	—
Common shares issued for stock-based awards during period	477	627
Common shares repurchased during period	(3)	(95)
Common shares issued under ongoing incentive program	—	—
Other	—	31
Shares outstanding, end of period	43,976	41,926

Weighted average common shares outstanding	43,769	41,599
Dilutive effect of contingent consideration and ongoing incentive payments	16	648
Dilutive effect of stock-based awards	1,002	1,443
Dilutive effect of escrow, stock subscriptions and other	3	12
Dilutive effect of senior convertible notes	520	—
Weighted average common shares outstanding - diluted (1)	45,310	43,702

Debt to total capitalization	33.0%	41.0%

Total NFP owned businesses at period end	145	148

(1)
To calculate GAAP net loss per share, weighted average common shares outstanding - diluted is the same as weighted average common shares outstanding - basic due to the anti-dilutive effects of other items caused by  a GAAP net loss position.  However, in periods which the Company reports positive cash earnings with a GAAP net loss, the Company uses weighted average common shares outstanding – diluted to calculate cash earnings per share – diluted only.

(2)	The sum of the per share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding

INTANGIBLES AND GOODWILL DATA
(Unaudited - in thousands)
FOR QUARTERLY PERIODS	At or for the Three Months Ended
	March 31,	March 31,
	2011	2010
Intangible Assets:
Book of business	$81,822	$99,265
Management contracts	236,144	250,152
Trade name	4,782	4,820
Institutional customer relationships	10,467	11,339
Goodwill	62,833	66,122
Total intangible assets and goodwill	$396,048	$431,698

Amortization Expense & Impairment Loss:
Book of business	$4,465	$4,863
Management contracts	3,279	6,158
Trade name	—	—
Institutional customer relationships	218	218
Goodwill	—	—
Total amortization expense and impairment loss	$7,962	$11,239

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (BALANCE SHEET)
(Unaudited - in thousands)
	At
	March 31,	March 31,
	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$112,711	$50,961
Fiduciary funds - restricted relating to premium trust accounts	76,311	74,221
Commissions, fees and premiums receivable, net	91,964	100,255
Due from principals and/or certain entities they own	6,137	14,125
Notes receivable, net	5,510	7,412
Deferred tax assets	13,865	13,964
Other current assets	26,624	15,412
Total current assets	333,122	276,350
Property and equipment, net	36,364	37,182
Deferred tax assets	4,946	5,690
Intangibles, net	333,215	365,576
Goodwill, net	62,833	66,122
Notes receivable, net	30,477	30,261
Other non-current assets	42,324	40,768
Total assets	$843,281	$821,949

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$74,998	$75,614
Borrowings	—	35,000
Current portion of long term debt	12,500	—
Income taxes payable	—	525
Due to principals and/or certain entities they own	11,173	10,463
Accounts payable	18,159	17,488
Accrued liabilities	50,355	54,208
Total current liabilities	167,185	193,298
Long term debt	103,125	—
Deferred tax liabilities	1,552	4,282
Convertible senior notes	88,625	207,455
Other non-current liabilities	67,338	67,966
Total liabilities	427,825	473,001

STOCKHOLDERS' EQUITY
Preferred stock at par value	—	—
Common stock at par value	4,644	4,477
Additional paid-in capital	902,547	879,300
Accumulated deficit	(418,767)	(432,397)
Treasury stock	(72,985)	(102,572)
Accumulated other comprehensive income	17	140
Total stockholders' equity	415,456	348,948
Total liabilities and stockholders' equity	$843,281	$821,949

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR QUARTERLY PERIODS
(Unaudited - in thousands)
	At or for the Three Months Ended
	March 31,	March 31,
	2011	2010
Cash flow from operating activities:
Net income	$6,876	$6,990

Adjustments to reconcile to net cash provided by (used in) operating activities:
Deferred taxes	—	351
Stock-based compensation	1,413	2,951
Impairment of goodwill and intangible assets	—	2,901
Amortization of intangibles	7,962	8,338
Depreciation	3,077	3,006
Accretion of senior convertible notes discount	1,044	2,907
(Gain) on sale of businesses, net	—	(2,231)
Loss on sublease	—	1,766
Bad debt expense	567	24
Other, net	(478)	(402)

(Increase) decrease in operating assets:
Fiduciary funds - restricted relating to premium trust accounts	6,336	1,710
Commissions, fees and premiums receivable, net	28,608	29,632
Due from principals and/or certain entities they own	1,844	(60)
Notes receivable, net - current	618	2,319
Other current assets	(9,182)	(1,003)
Notes receivable, net - non-current	(544)	(2,547)
Other non-current assets	628	(1,024)

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	(8,093)	(2,327)
Income taxes payable	15	(5,800)
Due to principals and/or certain entities they own	(26,293)	(24,381)
Accounts payable	(18,054)	(6,284)
Accrued liabilities	(5,505)	(14,112)
Other non-current liabilities	3,222	2,179
Total adjustments	(12,815)	(2,087)
Net cash (used in) provided by operating activities	(5,939)	4,903

Cash flow from investing activities:
Proceeds from disposal of businesses	—	5,031
Purchases of property and equipment, net	(2,082)	(2,933)
Proceeds payments for acquired firms, net of cash	(3,997)	—
Payments for contingent consideration	—	(6,804)
Net cash used in investing activities	(6,079)	(4,706)

Cash flow from financing activities:
Repayments of short term debt	—	(5,000)
Repayment of long term debt	(3,125)	—
Proceeds from stock-based awards, including tax benefit	1,933	1,694
Shares cancelled to pay withholding taxes	(2,909)	(1,858)
Dividends paid	—	(66)
Net cash used in financing activities	(4,101)	(5,230)
Net increase (decrease) in cash and cash equivalents	(16,119)	(5,033)
Cash and cash equivalents, beginning of period	128,830	55,994
Cash and cash equivalents, end of the period	$112,711	$50,961

Supplemental disclosures of cash flow information
Cash paid for income taxes	$7,353	$11,436
Cash paid for interest	$976	$1,384

DEFINED TERMS

Accelerated Vesting of certain RSUs:	Portion of Total Management Fees attributed to accelerated vesting of approximately 1.5 million RSUs granted to certain principals. The accelerated vesting occurred on September 17, 2010.

Adjusted EBITDA:
Net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, pre-tax impact of the accelerated vesting of certain RSUs and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations.

Adjusted Income (Loss) before Management Fees:	Income before management fees excluding corporate income.

Base Earnings of Acquired Firms:	Represents the cumulative preferred portion of Target Earnings of Acquired Firms that NFP capitalizes at the time of acquisition of a firm.

Basic Management Fees:
Represents the expense incurred for payments made or amounts owed to NFP principals and/or certain entities they own based on the financial performance of the firms they manage.  Basic management fees largely consist of: firm earnings in excess of base earnings up to target earnings, plus a portion of the earnings in excess of target earnings in accordance with the ratio of base earnings to target earnings.

Basic Management Fees Percentage:	Basic Management Fees as a percentage of gross margin before management fees.

Cash Earnings:
Net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest expense and the after-tax impact of certain non-recurring items.

Cash Earnings per Share - Diluted:	Represents Cash Earnings divided by weighted average diluted shares outstanding.

Common Shares Issued for Acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.

Common Shares Issued for Contingent Consideration and Escrow:	Represents the portion held in escrow or contingent consideration paid in the form of shares of NFP common stock during the period presented.

Common Shares Issued for Stock-Based Awards:	Represents the number of shares of NFP common stock issued under NFP's various Stock Incentive Plans during the period presented.

Common Shares Issued under Ongoing Incentive Program:	Represents the number of shares of NFP common stock issued under NFP's ongoing incentive program.

Common Shares Repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.

Corporate Income:
The allocation of corporate revenue and expenses to businesses where management fees are earned on a standalone basis.  Since the Advisor Services Group is primarily comprised of NFPSI, an entity for which no management fees are paid, and earnings are not being shared with principals, all revenue and expenses from the Advisor Services Group are considered a component of Corporate Income.

Debt to Total Capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders' equity at the end of the same period.

Incentive and Other Management Fees:
Largely represents the portion of management fees expense due to accruals for certain performance-based incentive amounts payable under NFP’s ongoing incentive plan, BIP plan (business incentive plan) and other management fee amounts due to principals.

DEFINED TERMS

Income (Loss) Before Management Fees:
The Company defines income before management fees as income from operations excluding management fees, amortization, depreciation, impairment of intangible assets and the (gain) loss on sale of businesses.  Income before management fees is a metric management utilizes in its evaluation of the profitability of an NFP-owned business before principals receive participation in the earnings.

Intangible Assets - Book of Business:
A portion of the purchase price of acquisitions made by NFP is allocated to book of business.  The amount allocated to this component is largely determined by the amount of recurring revenue of the acquired firm.  The book of business is amortized on a straight-line basis over a ten-year period.

Intangible Assets - Goodwill:
The residual amount of the purchase price not allocated to book of business, management contracts and trade name is allocated to goodwill.  In accordance with GAAP, goodwill and intangible assets deemed to have indefinite lives are not amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Goodwill amortization after January 1, 2002 is entirely related to impairment losses or firms that NFP disposed.

Intangible Assets - Institutional Customer Relationships:
A portion of the purchase price of an acquisition made by NFP is allocated to institutional customer relationships.  The value of the asset is derived from recurring revenue generated from these institutional customers in place at the time of the acquisition, net of an allocation of expenses and is assumed to decrease over the life of the asset due to the attrition of the institutional relationships acquired.  Institutional customer relationships are amortized on a straight-line basis over an eighteen-year period.

Intangible Assets - Management Contracts:
A portion of the purchase price of acquisitions made by NFP is allocated to management contracts.  The amount allocated to this component is largely determined by the amount of non-recurring revenue of the acquired firm as well as an assumption for the lost production of the principal(s) of the firm at retirement.  The management contract is amortized on a straight-line basis over a twenty-five year period.

Intangible Assets - Trade Name:	NFP generally allocates approximately 1% of the purchase price of an acquisition to trade name, which is determined to have an indefinite life and, therefore, is not amortized.

Management Fees Percentage (Basic, Total, Total (excluding accelerated vesting of RSUs)):	Applicable management Fees as a percentage of adjusted income before management fees.

Organic Revenue Growth:
The Company uses organic revenue growth as a comparable revenue measurement for future periods. The Company excludes the first twelve months of revenue generated from new acquisitions and the revenue derived from businesses fully disposed of in each period presented. With respect to Sub-Acquisitions, the Company establishes an internal revenue generation expectation (the “acquired revenue”) of a new Sub-Acquisition. During the first twelve months immediately following the Sub-Acquisition, the Company reduces the acquired revenue amount from the actual revenue generated by the Sub-Acquisition and includes the revenue growth above or below acquired revenue within the organic growth percentage.  With respect to situations where a significant portion of a business' assets have been disposed, the Company reduces the prior year’s comparable revenue proportionally to the percentage of assets that have been disposed to facilitate an equitable organic growth comparison.

Principal Incentive Plan (PIP) Management Fees:	Represents the expense incurred due to accruals for certain performance-based incentive amounts payable under NFP’s Principal Incentive Plan (PIP).

Stock-based Compensation Management Fees:	Represents the portion of management fee expense for stock awards issued to NFP’s principals.

Sub-Acquisitions:	A transaction in which an existing NFP-owned business acquires a new entity or book of business.

Target Earnings of Acquired Firms:
Represents the target business’s annual  earnings, before interest, taxes, depreciation and amortization, and adjusted for expenses that will not continue post-acquisition, such as compensation to former owners who become principals (“Target  EBITDA”).  The target business’s Target EBITDA is considered “target earnings,” typically two times “base earnings.”

Total Management Fees:
Represents the payments made to NFP principals and/or certain entities they own based on the financial performance of the firms they manage.  Management Fees include: Basic Management Fees, Principal Incentive Plan (PIP) Management Fees, Stock-based Compensation Management Fees, Accelerated vesting of certain RSUs and Incentive and Other Management Fees.